UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

ÿWritten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿSoliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿPre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿPre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 21, 2010, Rainier Pacific Financial Group, Inc. (“Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) approving the Company’s application to transfer the listing of its common stock from The Nasdaq Global Market to The Nasdaq Capital Market.  The Company’s transfer of its listing is in connection with an advisory letter from Nasdaq dated November 5, 2009 indicating that the Company was not in compliance with Marketplace Rule 5450(a)(1) (“Bid Price Rule”).  Following the transfer to The Nasdaq Capital Market, the Company has until May 4, 2010 to regain compliance with the Bid Price Rule.

The Company’s common stock will trade on The Nasdaq Capital Market under the same symbol that it traded under on The Nasdaq Global Market: RPFG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date:  January 21, 2010                                                        /s/John A. Hall
John A. Hall
                President and Chief Executive Officer
(Principal Executive Officer)